EXHIBIT 32

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. Section 1350, the undersigned, William A. Rainville, Chief Executive Officer, and Thomas M. O'Brien, Chief Financial Officer, of Kadant Inc., a Delaware corporation (the "Company"), do hereby certify, to our best knowledge and belief, that:

The Quarterly Report on Form 10-Q for the fiscal quarter ended April 2, 2005 of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and the information contained in this Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Dated:   May 12, 2005                                   /s/ William A. Rainville
                                                        ------------------------
                                                        William A. Rainville
                                                        Chief Executive Officer



                                                        /s/ Thomas M. O'Brien
                                                        ------------------------
                                                        Thomas M. O'Brien
                                                        Chief Financial Officer